UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-768	37-0602744
(Commission File Number)	(IRS Employer Identification No.)

100 NE Adams Street, Peoria, Illinois	61629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 675-1000

Former name or former address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.

On July 22, 2011, Caterpillar Inc. (“Caterpillar”) issued a press release reporting its financial results for the second quarter ended June 30, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On July 22, 2011, in connection with the release of its financial results for the second quarter of 2011, Caterpillar released a presentation regarding its acquisition of Bucyrus International, Inc.  A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

The following is furnished as an exhibit to this report:

	99.1	Caterpillar Inc. press release dated July 22, 2011.

	99.2	Caterpillar Inc. presentation dated July 22, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR INC.

July 22, 2011	By:	/s/James B. Buda
James B. Buda
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Caterpillar Inc. press release dated July 22, 2011.

99.2	Caterpillar Inc. presentation dated July 22, 2011.